SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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B4MC Gold Mines, Inc.

(Name of Registrant As Specified In Its Charter)

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B4MC GOLD MINES, INC

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

August 28, 2018

Dear Stockholders:

We are furnishing the attached Information Statement to the holders of common stock, par value $0.001 per share (the “Common Stock”), of B4MC Gold Mines, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our” or similar terminology), as of July 25, 2018 (the “Record Date”). The purpose of the Information Statement is to notify the Company’s stockholders that, on August 8, 2018, the Company’s board of directors (the “Board”) took action by written consent to approve the amendments to the Company’s certificate of incorporation (the “Amended Certificate”) and, on August 8, 2018, in lieu of a meeting of the Company’s stockholders, and pursuant to Section 78.320 of the Nevada Revised Statutes of the State of Nevada, Gert Funk, Joseph Page, Bennett J. Yankowitz, Carsten Jensen, Henrik Rouf and Henrik Oerbekker (collectively referred to as the “Voting Stockholders”), as the holders of 87.5% of our voting securities, approved, by written consent, the Amended Certificate, to effect the following changes:

1.	To change the Company’s name from B4MC Gold Mines, Inc. to RocketFuel Blockchain, Inc. (the “Name Change Amendment”);
2.	To decrease the number of authorized shares of Common Stock from 750,000,000 shares to 250,000,000 shares (the “Authorized Share Decrease”);
3.	To amend the Company’s articles of incorporation to authorize blank check preferred stock, par value $0.001 per share (the “Preferred Stock Authorization”); and
4.	To adopt the RocketFuel Blockchain, Inc., 2018 Equity Incentive Plan consisting of up to 2,000,000 shares of Common Stock for issuance in connection with awards thereunder (the “2018 Plan Adoption”).

On August 8, 2018, the Board of Directors of the Company approved the Name Change Amendment, the Authorized Share Decrease and the Preferred Stock Authorization (the “Amendments”), and the 2018 Plan Adoption, subject to Stockholder approval. The Voting Stockholders approved the Amendments by written consent in lieu of a meeting on August 8, 2018. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments or the 2018 Plan Adoption.  No action is required by you. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, we are required to distribute this information statement describing the actions listed above to our stockholders of record on July 25, 2018. Further, these actions will not be effective until a date at least 20 days after the date that the information statement is filed and delivered to our stockholders of record. The Amendments will become effective when we file the Certificate of Amendment with the Secretary of State of the State of Nevada after this Information Statement is effective.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Gert Funk
Name: Gert Funk
Title: Chief Executive Officer

B4MC GOLD MINES, INC.

3651 LINDELL ROAD, SUITE D565

LAS VEGAS, NV 89103

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about August 29, 2018, to the stockholders of record, as of July 25, 2018 (the “Record Date”), of B4MC Gold Mines, Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Information Statement is being circulated to advise stockholders of actions already approved and taken without a meeting by written consent of the stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Our board of directors (the “Board”) and stockholders holding a majority of our voting power took action by written consent to approve the following actions:

1.	To change the Company’s name from B4MC Gold Mines, Inc. to RocketFuel Blockchain, Inc. (the “Name Change Amendment”);
2.	To decrease the number of authorized shares of Common Stock from 750,000,000 shares to 250,000,000 shares (the “Authorized Share Decrease”);
3.	To amend the Company’s articles of incorporation to authorize blank check preferred stock, par value $0.001 per share (the “Preferred Stock Authorization”); and
4.	To adopt the RocketFuel Blockchain, Inc., 2018 Equity Incentive Plan consisting of up to 2,000,000 shares of Common Stock for issuance in connection with awards thereunder (the “2018 Plan Adoption”).

The proposed Amendments to the Company’s Articles of Incorporations are illustrated in the Certificate of Amendment to the Articles of Incorporation attached as Annex A hereto.

On August 8, 2018, our Board unanimously approved the Actions. Subsequent to our Board’s approval of the Actions, the holders of a majority of the voting power of our voting stock approved the Actions by written consent, on August 8, 2018. The consenting stockholders and their respective approximate ownership percentage of the voting stock of the Company as of April 20, 2018, which total in the aggregate 87.5% of the voting rights under our current Articles, were as follows: Gert Funk (22.5% of the voting rights), Joseph Page (22.5% of the voting rights), Bennett J. Yankowitz (3.5% of the voting rights), Carsten Jensen (10.9% of the voting rights, including shares held by Saxton Capital Ltd. and Ejendomsselskabet), Henrik Rouf (12.9% of the voting rights, including shares held by PacificWave Partners Limited) and Henrik Oerbekker (15.2% of the voting rights, including shares held by PacificWave Partners Europe sarl, PacificWave Partners UK Ltd., and Richway Finance Ltd), respectively.

We expect that the Amendments will become effective on or about September 18, 2018, or at such later time as a Certificate of Amendment to our Articles will become effective with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders entitled to consent in connection with adoption of the Actions. The Actions will not be effected until at least 20 calendar days after the mailing of this Information Statement to our stockholders.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 750,000,000 shares of common stock ($0.001 par value).  As of the Record Date, there were 22,688,416 shares of common stock issued and outstanding, held by 954 holders of record. Holders of our common stock are entitled to one vote per share.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

These actions are being taken without notice, meetings or votes in accordance with the General Corporation Law of the Nevada Revised Statutes (“NRS”), Sections 78.315 and 78.320. Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be effected until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

ACTIONS TO BE TAKEN

MATTER NO.1: NAME CHANGE AMENDMENT

The Board has determined that since the Company is changing its primary business focus to bringing highly efficient check-out systems to eCommerce, that the new name better reflects the new nature of the Company’s business. On June 27, 2018, the Company entered into that certain Contribution Agreement by and among RocketFuel Blockchain Company, a Nevada corporation (“RocketFuel”), Gert Funk (“Funk”), Joseph Page (“Page”), PacificWave Partners Limited (“PWP”), PacificWave Partners UK Ltd. (“PWPUK”) and Saxton Capital Ltd. (“Saxton”), pursuant to which, the Sellers contributed, transferred, assigned and conveyed to the Company all right, title and interest in and to all of the issued and outstanding shares of common stock of RocketFuel.  As a result, RocketFuel became a 100% wholly-owned subsidiary of the Company. The Board believes that changing the name of the Company to RocketFuel Blockchain, Inc., will allow management to operate the purchased business as it did in the past and would continue to benefit from the goodwill developed to date.

General

On August 8, 2018, the Board approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to RocketFuel Blockchain, Inc.  The Board believes that the name change better reflects the nature of the Company’s current and anticipated operations.

Amended Certificate of Incorporation

Upon the effectiveness and on the date that is twenty (20) days following the mailing of this Information Statement, the proper officers will have the Company’s Amendment to the Certificate of Incorporation filed with the State of Nevada in order to effect the name change.

MATTER NO. 2: AUTHORIZED SHARE DECREASE AMENDMENT

General

On August 8, 2018, our Board and stockholders holding a majority of our voting power approved an amendment to our Articles, to decrease the number of our authorized common stock from 750,000,000 shares of Common Stock, $0.001, to 250,000,000 shares of Common Stock, $0.001 par value. The Authorized Share Decrease Amendment will become effective at such time as the certificate of amendment to our Articles will be filed with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders at least 20 calendar days prior to effecting the Amendments. We will send this Information Statement to our stockholders on the Record Date on or about July 25, 2018.

Amended Certificate of Incorporation

On and after the effective date of the Amendments, the stock certificates representing the pre-Amendment shares will not be changed in any way and you will not be required to take any action in regard to this amendment. The amendment will only limit the Company from issuing shares of Common Stock in excess of the 250,000,000 authorized shares of Common Stock without filing an amendment to the Articles raising the amount of authorized shares of Common Stock. Furthermore, the par value will also not change and will remain at $0.001 par value per share. There are currently 22,688,416 shares of Common Stock outstanding. Therefore, the Board and Voting Shareholders believe that at this time 250,000,000 authorized shares of Common Stock is sufficient.

MATTER NO. 3: AUTHORIZATION OF PREFERRED STOCK

General

Currently the Company’s Articles do not authorized the issuance of any preferred stock.  On August 8, 2018, our Board and stockholders holding a majority of our voting power approved an amendment to our Articles to authorized 50,000,000 shares of “blank check” preferred stock, par value $0.001 per share. The term “blank check” preferred stock means that the Board, without the vote of the holders of Common Stock may designate one or more classes of preferred stock with such terms and preferences as the Board may deem appropriate.  The Preferred Stock Amendment will became effective at such time as the certificate of amendment to our Articles is filed with the Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 promulgated under the Exchange Act, we are required to send an information statement to each of our stockholders at least 20 calendar days prior to effecting the Amendments. We will send this Information Statement to our stockholders on the Record Date on or about August 29, 2018.  After this amendment there will be 50,000,000 shares of “blank check” preferred stock authorized, and none issued.

MATTER NO. 4: 2018 PLAN ADOPTION

General

On August 8, 2018, the Board and stockholders holding a majority of our voting power approved the “RocketFuel Blockchain, Inc., 2018 Equity Incentive Plan” (the “2018 Plan”) for the Company in the form attached hereto as Annex B. Stockholder approval of the 2018 Plan enables the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other three highest paid executive officers of the Company required to be reported under the proxy disclosure rules.

On August 8, 2018, the Board approved the grant of options to purchase 500,000 shares of the Company’s common stock to Bennett Yankowitz, its chief financial officer and a director of the Company. The amount and nature of other proposed awards under the 2018 Plan have not yet been determined, although the 2018 Plan permits grants of stock options, restricted stock or units, unrestricted stock, deferred stock and performance awards. Our Board believes that the 2018 Plan will be an important factor in attracting, retaining and motivating employees, consultants, and directors of the Company and its affiliates. Our Board believes that the Company needs the flexibility both to have an ongoing reserve of Common Stock available for future equity-based awards, and to make future awards in a variety of forms.

Set forth below is a summary of the material terms of the 2018 Plan, but this summary is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is included as Annex B to this Information Statement. Capitalized terms used in this summary and not otherwise defined herein will have the meanings ascribed to such terms in the 2018 Plan.

Administration of the 2018 Plan.  The Compensation Committee (the “Committee”) of our Board, or in the absence of a committee, the Board, has such powers and authorities related to the administration of the 2018 Plan as are consistent with our corporate governance documents and applicable law. The Committee, if one is established, will be comprised of directors who (i) qualify as “outside directors” within the meaning of Section 162(m) of the Code, (ii) meet such other requirements as may be established from time to time by the SEC for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (iii) comply with the independence requirements of the stock exchange on which our common stock may be listed. The Committee will interpret the 2018 Plan, establish and modify administrative rules, impose such conditions and restrictions on awards as it determines appropriate, and make all factual determinations with respect to and take such steps in connection with the 2018 Plan and awards granted under it as it may deem necessary or advisable. The Committee may delegate certain of its powers or responsibilities to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board generally may exercise any of the powers and authority of the Committee under the 2018 Plan.

Number of Authorized Shares and Award Limits.  The initial number of shares of our Common Stock reserved for issuance in connection with awards under the 2018 Plan is 2,000,000. The shares to be offered under the 2018 Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Any shares covered by an award that are forfeited, expired, cancelled, settled in cash or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the 2018 Plan. Further, shares surrendered to or withheld by us in payment or satisfaction of the exercise price of an award or any tax withholding obligation with respect to an award will be available for the grant of new awards. In addition, shares issued with respect to awards assumed by us in connection with any merger, acquisition or related transaction will not reduce the total number of shares available for issuance under the

2018 Plan. The number and class of shares available under the 2018 Plan and subject to outstanding awards, as well as the award limits described above, may be equitably adjusted by the Committee in the event of various changes in the capitalization of the Company.

Eligibility and Participation.  Eligibility to participate in the 2018 Plan is limited to such employees, non-employee directors and consultants of the Company, or of any affiliate, as the Committee may determine and designate from time to time. At this time the Company has three directors, no employees and no consultants eligible for grants.

Type of Awards.  The following types of awards are available for grant under the 2018 Plan: incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), restricted stock, restricted stock units, performance awards, other stock-based awards or cash-based incentive awards.

Stock Options

Grant of Options.  The Committee may award ISOs and NSOs (collectively referred to as “Options”) to grantees. The exercise price per share of an Option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. The Committee will determine the terms and conditions (including any performance requirements) under which an Option will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs.  In the case of a grant of an Option intended to qualify as an ISO to a grantee who owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent such Option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the 2018 Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Options.  An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). If not exercised, Options will expire at such time as the Committee determines. However, no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units. The Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted stock”). The Committee also may award to a participant-restricted stock units representing the right to receive shares of Common Stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified period and/or the attainment of specified performance targets over such period. The Committee will determine the terms and conditions (including any performance requirements) for each award of restricted stock or restricted stock units and will include such information in the award agreement.

Effect of Certain Transactions.  In the event of a change in control of the Company, outstanding awards under the 2018 Plan may be subject to accelerated vesting or settlement as provided in the individual award agreements. Upon the occurrence of certain corporate transactions, which may include a change in control, outstanding awards generally will be subject to the terms of the agreement entered into in connection with the transaction, which may provide for the assumption or substitution of awards by the surviving corporation or its parent or subsidiary, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

Nontransferability of Awards.  Generally, during the lifetime of a grantee, only the grantee may exercise rights under the 2018 Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an NSO to certain family members (including trusts and foundations for their benefit). Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee.

Amendment and Termination.  Subject to applicable laws and stock exchange listing standards requiring shareholder approval under certain circumstances, our Board of Directors may, at any time, amend or terminate the 2018 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2018 Plan without the consent of the applicable participants.

New Plan Benefits.  All grants of awards under the 2018 Plan will be discretionary and, therefore, the benefits and amounts that will be received under the 2018 Plan are not determinable.

Federal Income Tax Consequences.  The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards to be granted under the 2018 Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

·

NSOs. No taxable income is reportable when a NSO is granted. Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

·

ISOs. No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised). If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

·

Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

·

Performance Awards, Other Stock-Based Awards and Cash-Based Incentive Awards. Typically, a recipient will not have taxable income upon the grant of a performance awards, any other stock-based awards or any cash-based incentive awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

·

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the 2018 Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Gert Funk	5,100,394	22.5%
Joseph Page	5,100,394	22.5%
Bennett J. Yankowitz (1)	790,000	3.5%
All officers and directors as a group (three persons)	10,990,788	48.5%
Carsten Jensen (2) Rungstedvej 127 2960 Rungsted Denmark	2,472,908	10.9%
Henrik Rouf (3) Islands Brygge 75B, P1 2300 Copenhagen S Denmark	2,925,543	12.9%
Henrik Oerbekker (4) 9 rue des Aubepines L-1145 Luxembourg	3,454,989	15.2%

(1)

Does not include options to purchase 500,000 shares of the Company’s common stock granted to Mr. Yankowitz by the Board on August 8, 2018, subject to the approval of the Plan by the stockholders. The options are fully vested, have an exercise price of $3.00 per share and expire 10 years from the date of grant.

(2)

Includes 622,777 shares are held in the name of Ejendomsselskabet A/S af 24/6 1988, over which Mr. Jensen exercises sole voting and dispositive power, and 1,850,131 shares held by Saxton Capital Ltd., which is controlled by Mr. Jensen’s mother and over which Mr. Jensen disclaims beneficial ownership.

(3)

Includes 2,750,196 shares held by PacificWave Partners Limited, of which Mr. Rouf is Managing Director and exercises sole voting and dispositive power.

(4)

Includes 133,959 shares of common stock held in the name of PacificWave Partners Europe sarl, 3,276,030 shares of common stock held in the name of PacificWave Partners UK Ltd., and 45,000 shares of common stock held in the name of Richway Finance Ltd. Mr. Oerbekker exercises sole voting and dispositive power over all such entities.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders do not have any rights of appraisal based upon these action by the Board and Voting Stockholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of Section 15(d) of the Exchange Act. Accordingly, we file annual, quarterly and other reports and information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at c/o B4MC Gold Mines, Inc., 3651 Lindell Road, Suite D565, Las Vegas, NV 89103.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: August 28, 2018

Sincerely,

/s/ Gert Funk

Name: Gert Funk

Title: Chief Executive Officer and Director

Annex A

Form of Certificate of Amendment

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov	*090204 [1] '

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY. DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.

Name of corporation:

B4MC Gold Mines, Inc.

2.

The articles have been amended as follows: (provide article numbers, if available)

1) ARTICLE ONE: The name of the corporation is RocketFuel Blockchain, Inc.

2) ARTICLE THREE: 3.1 Authorized Capital Stock. The Aggregate number of shares which this corporation shall have authority to issue is three hundred million (300,000,000) shares, consisting of (a) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock") and (b) fifty million (50,000,000) shares of preferred stock, par value $0.001 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided.

3) ARTICLE THREE: 3.3 Preferred Stock . Shares of Preferred Stock may be issued in any number of series from time to time by the Board of Directors, subject to the rights of any holders of Preferred Stock as described herein, and the Board of Directors, pursuant to the Corporation’s Articles of Incorporation and Bylaws, is expressly authorized to fix by resolution or resolutions the designations and the voting powers, preferences, rights and qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 19,844,228

4.

Effective date and time of filing: (optional) Date:

Time:

(must not be later than 90 days after the certificate is filed)

5.

Signature: (required)

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit - After

Revised: 1-5-15

Annex B

ROCKETFUEL BLOCKCHAIN, INC. (FORMERLY B4MC GOLD MINES, INC.)

2018 STOCK INCENTIVE PLAN

1.

Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel; to provide additional incentive to Employees, Directors, and Consultants; and to promote the success of the Company’s business. Exhibit A lists the dates that the Plan and any amendments are adopted and approved.

2.

Definitions. As used herein, the following definitions shall apply:

“Administrator” means the Board of Directors or any committee appointed by the Board to administer the Plan.

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of California, the corporate laws of the state of the Company’s incorporation (to the extent they differ from California’s laws), the Code, state tax laws, the rules and regulations promulgated under such laws, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents of that jurisdiction.

“Award” means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

“Board” means the Board of Directors of the Company.

“Cause” shall have the same meaning as such term is expressly defined in the then-effective written agreement between the Grantee and the Company or a Related Entity with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service (unless a different definition is specified in the Award Agreement). In the absence of such a then-effective written agreement or definition, “Cause” shall mean that such termination is based on, in the determination of the Administrator, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or Grantee’s employer; (ii) performance of any act or failure to perform any act in bad faith and to the material detriment of the Company or Grantee’s employer; (iii) dishonesty, intentional misconduct, or material breach of any agreement with the Company or Grantee’s employer; or (iv) commission of embezzlement, misappropriation of trade secrets, or any felony involving dishonesty, breach of trust, or physical or emotional harm to any person. Before the termination of the Grantee’s Continuous Service under (i) above, the Company shall provide the Grantee with notice of the Cause, and an opportunity of at least 14 calendar days for the Grantee to cure such defects in his or her service to the Company’s or such Related Entity’s satisfaction. During this cure period, no Award issued to the Grantee under the Plan may be exercised or purchased.

“Change in Control” means (unless a different definition is specified in the Award Agreement) a Corporate Transaction in which the stockholders of the Company immediately before the Corporate Transaction do not retain immediately after the Corporate Transaction direct or indirect beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors, or the outstanding securities of the successor entity (including any entity to which the assets of the Company are transferred).

“Code” means the Internal Revenue Code of 1986, as amended, including the applicable regulations.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means RocketFuel Blockchain, Inc. (formerly B4MC Gold Mines, Inc.), a Nevada corporation.

“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render services to the Company or such Related Entity as an independent contractor, provided that the Company is not precluded from offering or selling securities to such person pursuant to the Plan under Rule 701 of the Securities Act of 1933, if applicable, or other Applicable Law.

“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director, or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Related Entity, in any capacity of Employee, Director, or Consultant; (iii) transfers to any successor to the Company’s business or assets in any Corporate Transaction or to any Parent, Subsidiary, or similar related entity of such successor, in any capacity of Employee, Director, or Consultant, to the extent determined by the Administrator; or (iv) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment on expiration of such leave is guaranteed by statute or contract. The Administrator may, in its discretion, determine that the transfer of a Grantee to an entity that does not qualify as a Related Entity shall not terminate the Grantee’s Continuous Service.

“Corporate Transaction” means any of the following transactions to which the Company is a party:  (i) a merger or consolidation in which the Company is not the surviving entity; (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations); (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50 percent of the total combined voting power of the Company’s outstanding securities are transferred to persons different from those who held such securities immediately before such merger, but excluding any such transition if the Administrator determines that such transaction shall not be a Corporate Transaction; or (iv) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of SEC Rule 13d–3 under the Exchange Act, as defined below) of securities possessing more than 50 percent of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction if (A) such transaction is a debt or equity financing transaction that is approved by the Board, (B) such transaction is a public offering, or (C) the Administrator determines that such transaction shall not be a Corporate Transaction.

“Director” means a member of the Board or the board of directors of any Related Entity.

“Disability” means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy, provided, however, that if no such policy is in effect, Disability shall mean that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

“Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) If there exists a public market for the Common Stock, the Fair Market Value shall be determined by the Administrator in accordance with Applicable Law and in a manner consistent with the requirements of §409A of the Code; or (ii) In the absence of an established market for the Common Stock of the type described in (i) above, the Fair Market Value shall be determined by the Administrator in good faith and in a manner consistent with §260.140.50 of Title 10 of the California Code of Regulations and with the requirements of §409A of the Code.

“Grantee” means an Employee, Director, or Consultant who receives an Award under the Plan.

“Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of §422 of the Code.

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option or which does not qualify as an incentive stock option within the meaning of §422 of the Code.

“Officer” means a person who is designated by the Board as an officer of the Company or designated as an officer of a Related Entity.

“Option” means an option to purchase Shares in accordance with an Award Agreement granted under the Plan, subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions, established by the Administrator.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in §424(e) of the Code.

“Plan” means this Stock Incentive Plan.

“Post-Termination Exercise Period” means the applicable period specified in the Award Agreement commencing on the date of termination of the Grantee’s Continuous Service. The applicable Post-Termination Exercise Period will depend on the reason for the termination of Continuous Service.

“Registration Date” means the first to occur of: (i) The closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued in a Corporate Transaction in exchange for or in substitution of the Common Stock, in accordance with a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) In the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public in accordance with a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or before the date of consummation of such Corporate Transaction.

“Related Entity” means any Parent, any Subsidiary, or any business, corporation, partnership, limited liability company, or other entity in which the Company, a Parent, or a Subsidiary holds a substantial ownership interest, directly or indirectly.

“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

“Share” means a share of the Common Stock.

“Subsidiary” means a subsidiary corporation, whether now or hereafter existing, as defined in §424(f) of the Code.

3.

Stock Subject to the Plan.

(a)Maximum Number of Shares. Subject to the provisions of Section 11(a) below, the maximum aggregate number of Shares that may be issued in connection with all Awards (including Incentive Stock Options) is 2,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock or treasury shares.

(b) Issued Shares Only. Only Shares that actually have been issued under the Plan in connection with an Award shall be counted against the maximum aggregate numbers above. Any Shares (covered by an Option or other Award under the Plan) that are forfeited or canceled, expire, are surrendered, or otherwise become unexercisable before the Shares have been issued under the Plan shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares that may be issued under the Plan, and such unissued Shares shall become available for future grant under the Plan. Shares that have been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan.

4.

Administration of the Plan.

(a)

Plan Administrator. With respect to grants of Awards to Employees, Directors, or Consultants, the Plan shall be administered by (i) the Board or (ii) a committee or subcommittee designated by the Board, which committee shall be constituted in such a manner as to satisfy Applicable Laws and shall consist of at least two individuals. Once appointed, the Administrator shall continue to serve in its designated capacity until otherwise directed by the Board. Any action of the Administrator with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, any Related Entity, any Grantee, and any other person claiming any rights under the Plan. The express grant of any specific power to the Administrator, a committee, or an Officer and the taking of any action by such Administrator, a committee, or an Officer shall not be construed as limiting any power or authority of the Administrator or the Board.

(b)

Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its sole discretion.

(i)

To select the Employees, Directors, and Consultants to whom Awards may be granted from time to time hereunder;

(ii)

To determine whether and to what extent Awards are granted hereunder;

(iii)

To determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)

To approve forms of Award Agreements for use under the Plan;

(v)

To determine the terms and conditions of any Award granted hereunder;

(vi)

For Grantees in foreign jurisdictions only, to establish different or additional terms, conditions, rules, or procedures to accommodate the applicable rules or laws of such jurisdictions and to afford Grantees favorable treatment under such rules or laws, provided, however, that any such term, condition, rule, or procedure that is inconsistent with the provisions of the Plan must be approved by the Board;

(vii)

To establish additional terms, conditions, rules, or procedures to accommodate the terms of any Corporate Transaction, Award exchange program, Award deferral program, or other such program, provided, however, that no Award shall be subject to any such additional terms, conditions, rules, or procedures that are inconsistent with the provisions of the Plan;

(viii)

To amend or terminate the terms of any outstanding Award granted under the Plan, provided, however, that any amendment or termination that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, unless the Administrator determines that the amendment or termination is necessary to comply with any Applicable Law or to avoid adverse accounting treatment;

(ix)

To define terms not otherwise defined in the Plan and to construe and interpret the terms of the Plan and Awards, including, without limitation, any notice of award or Award Agreement granted under the Plan;

(x)

To prescribe, amend, and rescind rules and regulations relating to the Plan and Awards that are not inconsistent with the terms of the Plan; and

(xi)

To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement and to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)

Limitation of Liability. Each member of the Administrator, each member of the Board, and any Officer with authority to grant Awards or administer the Plan in any way shall be entitled to, in good faith, rely or act on any report or other information furnished to him or her by any Officer, Employee, Director, or Consultant of the Company or any Related Entity, the Company’s accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Administrator or the Board, nor any Officer or Employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator and the Board, and any Officer or Employee of the Company acting on their behalf, shall, to the extent permitted by Applicable Law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

5.

Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent, or a Subsidiary. Any Awards issued to an Employee, Director, or Consultant of a Related Entity must comply with the requirements of §409A of the Code. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in foreign jurisdictions, as the Administrator may determine from time to time. Eligibility in accordance with this Section 5 shall not entitle any person to be granted an Award.

6.

Terms and Conditions of Awards.

(a)

Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director, or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Restricted Stock, (ii) an Option, or (iii) any other security with the value derived from the value of the Shares.

(b)

Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, restrictions on transfer, forfeiture provisions, form of payment (cash, Shares, or other consideration) on settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The Administrator may impose such restrictions, conditions, and limitations that it determines are appropriate as to the timing and manner of exercise, sale, or transfer of any Awards or Shares issued under an Award, including, without limitation, restrictions under an insider trading policy, restrictions with respect to the use of a specific brokerage firm, restrictions during any period that the Administrator determines that the prospectus for such Award may not contain all required information, restrictions requested by the underwriter engaged in a public offering of the Company’s securities, and clawback provisions. To the extent any terms in an Award Agreement (or any other agreement relating to the Award) conflict with the terms of this Plan, the terms of this Plan shall control.

(c)

Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption, or substitution for outstanding obligations in connection with the Company or a Related Entity acquiring another entity, an interest in another entity, or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase, or other form of transaction.

(d)

Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(e)

Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(f)

Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award. Notice of the grant determination shall be given to each Employee, Director, or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.

Consideration and Taxes.

(a)

Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued on exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration that the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following; provided, however, that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Chapter 78 of the Nevada Revised Statutes:

(i)

Cash or its equivalent;

(ii)

Delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(iii)

Surrender of previously acquired, unencumbered Shares of Company stock, or delivery of a properly executed form of attestation of ownership of previously acquired, unencumbered Shares of Company stock, in a manner acceptable to the Administrator, which have a Fair Market Value on the date of exercise or purchase that does not exceed the aggregate exercise or purchase price of the Shares being acquired (with any remaining balance of such exercise or purchase price paid in cash), but only to the extent that such use of Shares would not violate any law, regulation, agreement restricting the redemption of the Company’s stock, or policy requiring ownership of stock for a period of time, or result in an accounting compensation charge with respect to the Shares used to pay the exercise or purchase price, unless otherwise specifically approved by the Administrator;

(iv)

With respect to Options, directing the Company to withhold Shares otherwise deliverable upon exercise of the Option, in a manner acceptable to the Administrator, which have a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price of the Shares as to which the Option is being exercised (with any remaining balance of such exercise price paid in cash), which shall reduce the Shares available for exercise under the Option by the number of Shares withheld to pay the exercise price plus the net number of Shares issued to the Grantee, but only to the extent that such use of Shares would not violate any law or regulation or result in an accounting compensation charge with respect to the Shares used to pay the exercise price, unless otherwise specifically approved by the Administrator;

(v)

With respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure in accordance with which the Grantee (A) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares, and (B) shall provide written directives to the Company to deliver the purchased Shares directly to such brokerage firm in order to complete the sale transaction; provided that the Company reserves the right, in the Company’s sole discretion, to establish, decline to approve, or terminate any program or procedures for the exercise of Options by such means, and the program may be available to some Grantees but not other Grantees;

(vi)

With respect to Restricted Stock Awards, services actually rendered to the Company or for its benefit; or

(vii)

Any combination of the foregoing methods of payment.

(b)

Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. On exercise of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations. If the Administrator allows the surrender or withholding of Shares to satisfy any tax withholding obligations, any such surrender or withholding shall be limited to the withholdings that would not result in an additional accounting compensation charge to the Company, tax obligations in excess of the minimum statutory withholding amounts as determined by the Company.

8.

Terms and Conditions of Stock Option Awards.

(a)

Designation of Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(b)

Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director, or Consultant to exercise any part or all of the Option before full vesting of the Option. Any unvested Shares received in accordance with such exercise shall be subject to a repurchase right in favor of the Company or a Related Entity and to any other restriction that the Administrator determines to be appropriate.

(c)

Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Award Agreement (except as provided below). However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be 5 years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(d)

Transferability of Options. Nonqualified Stock Options shall be transferable by will, by the laws of descent and distribution, to a revocable trust, or (to the extent provided in the Award Agreement) in a manner consistent with Rule 701 under the Securities Act of 1933, if applicable, or any other Applicable Law. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee, except that Incentive Stock Options may be transferred to a trust to the extent allowed by the regulations applicable to Incentive Stock Options.

(e)

Exercise Price. The exercise price for an Option shall be as follows:

(i)

In the case of an Incentive Stock Option:

(A)

If granted to an Employee who at the time of the grant of such Incentive Stock Option owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be not less than 110 percent of the Fair Market Value per Share on the date of grant; or

(B)

If granted to any Employee other than an Employee described in the preceding paragraph, the per-Share exercise price shall be not less than 100 percent of the Fair Market Value per Share on the date of grant.

(ii)

In the case of a Nonqualified Stock Option granted to any person, the per-Share exercise price shall be not less than 100 percent of the Fair Market Value per Share on the date of grant.

(iii)

Notwithstanding the foregoing provisions of this Section 8, in the case of an Option issued in accordance with Section 6(c) above, the exercise price for the Option shall be determined in accordance with the principles of §§424(a) and 409A of the Code.

(f)

Exercise of Option.

(i)

Procedure for Exercise; Rights as a Stockholder.

(A)

Any Option granted hereunder shall be exercisable at such times and under such conditions as specified in the Award Agreement or later authorized by the Administrator under the terms of the Plan.

(B)

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, subject to the satisfaction of all other terms and conditions in the Plan and the Award Agreement. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date falls before the date the Shares are issued, except as provided in the Award Agreement or in Section 11(a) below.

(ii)

Exercise of Option Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service (but not in the event of a Grantee’s change of status from Employee, Director, or Consultant to any other status of Employee, Director, or Consultant), such Grantee may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination, or to such other extent as may be determined by the Administrator, during the periods set forth below, except that the Option may be exercised no later than the expiration of the term in Section 8(c). To the extent that the Grantee is not entitled to exercise the Option at the date of termination, or if the Grantee does not exercise the Option to the extent so entitled within the applicable period, the Option shall terminate.

(A)

The Grantee’s Award Agreement may provide that in the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate and cease to be exercisable immediately upon the termination of Grantee’s Continuous Service. The Grantee’s Award Agreement may specify a definition of Cause applicable to such Option (which may or may not be the same as the definition of Cause in Section 2 above).

(B)

In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, the Grantee may exercise the Option within 6 months from the date of such termination or such longer Post-Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan, provided, however, that if such Disability is not a “disability” that qualifies under §422(c)(6) of the Code, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically convert to a Nonqualified Stock Option after 3 months following such termination.

(C)

In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the applicable Post-Termination Exercise Period, the Grantee’s estate or a person who acquired the right to exercise the Option by reason of Grantee’s death may exercise the Option within 6 months from the date of the Grantee’s death or such longer Post-Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan.

(D)

In the event of termination of a Grantee’s Continuous Service as a result of his or her transfer by the Company to an entity that is not a Related Entity or as a result of Grantee’s employer ceasing to be a Related Entity, the Grantee may exercise the Option within three months from the date of such termination or such longer or shorter Post-Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan (but in no event shorter than 30 days after the termination of the Grantee’s Continuous  Service).

(E)

In the event of termination of a Grantee’s Continuous Service for any other reason, the Grantee may exercise the Option within three months from the date of such termination or such longer or shorter Post-Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan (but in no event shorter than 30 days after the termination of the Grantee’s Continuous Service).

(F)

In the event that the exercise of the Option would violate any Applicable Law, the Administrator may, in its discretion, toll the Post-Termination Exercise Period and the term of the Option to the extent allowed by §409A of the Code, provided that the period for exercising the Option may not be extended more than thirty (30) days after the exercise of the Option would no longer violate any Applicable Law. If the Option is an Incentive Stock Option and the period for exercising the Option is extended under this Section 8(f)(ii), the Option will become a Non-Qualified Stock Option to the extent required by the Code.

(iii)

Change of Status. In the event of a Grantee’s change of status from Employee, Director, or Consultant to any other status of Employee, Director, or Consultant, the Administrator shall determine the extent to which the Award Agreement will continue to be exercisable and the extent to which the Option will continue to vest. In the event of a Grantee’s change of status from Employee to Consultant or Director, an Employee’s Incentive Stock Option shall convert automatically to a Nonqualified Stock Option after 3 months following such change of status.

9.

Terms and Conditions of Restricted Stock Awards.

(a)

Repurchase Rights. The Award Agreement may grant to the Company the right to repurchase Shares on termination of the Grantee’s Continuous Service, in which case the Award Agreement shall provide that

(i)

The consideration payable for the Shares on exercise of such repurchase right shall be made by check or by cancellation of indebtedness;

(ii)

The amount of such consideration shall be equal to the lesser of (A) the Fair Market Value of each Share on the date of repurchase and (B) the original purchase price paid by Grantee for each such Share; and

(iii)

The right to repurchase Shares at the original purchase price in accordance with Section 9(a)(ii)(B) shall lapse at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(iv)

During any period in which Shares acquired remain subject to the repurchase right, such Shares may not be sold, exchanged, transferred, pledged, assigned, or otherwise disposed of other than pursuant to a Corporate Transaction, as provided in the Award Agreement and as permitted by the Administrator.

(v)

If the repurchase right is exercisable on a day on which the sale of the Shares would violate a Company policy regarding trading of Company securities by insiders who may possess material, nonpublic information, then the repurchase right period shall be extended until after the sale of Shares would not violate such policy.

(b)

Purchase Price. In the case of the sale of Shares granted to any person, the per-Share purchase price shall be established by the Administrator in its sole discretion. The Administrator may award Shares in exchange for services rendered, in which case the original purchase price for the Shares, for the purpose of Section 9(a), shall be zero.

10.

Conditions on Issuance of Awards or Shares.

(a)

Notwithstanding any other provision in the Plan or any Award Agreement, Awards shall not be granted and Shares shall not be issued in accordance with any Award unless the issuance and delivery of such Award or Shares comply with all Applicable Laws and are approved by any regulatory body as may be required, and such issuance and delivery shall be further subject to the approval of counsel for the Company with respect to such compliance. For example, no Award may be exercised or Shares issued pursuant to an Award unless (i) a registration statement under the Securities Act of 1933 shall at the time of such exercise or issuance be in effect with respect to the Shares issuable pursuant to the Award; or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act of 1933. Except as otherwise determined by the Administrator, the Company intends that Shares issued pursuant to the Plan be exempt from requirements of registration and qualification of such Shares under the exemptions afforded by Rule 701 promulgated under the Securities Act of 1933 and §25102(o) of the California Corporations Code, or any other applicable exemptions, and the Plan shall be so construed. In addition, no Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. The Company reserves the right to restrict the delivery of Shares pursuant to any Award until all requirements of this section are satisfied as determined by the Company, in its sole discretion.

(b)

As a condition to the issuance of Shares in accordance with any Award, the Company may require the person receiving such Shares to represent and warrant at the time of such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, or any other necessary representation, if, in the opinion of counsel for the Company, such a representation is required by any Applicable Law.

(c)

As a condition to the issuance of Shares in connection with any Award, the Grantee agrees to comply with any applicable policies or procedures adopted by the Company regarding its stock (including, but not limited to, insider trader restrictions and pre-clearance procedures) that, in the opinion of counsel for the Company, are necessary or desirable for compliance with any Applicable Law.

(d)

As a condition to the grant of any Award, the Grantee agrees to forfeit all Awards granted to the Grantee and to repay any gain realized and any benefit obtained from all such Awards under the following circumstances: (i) any circumstances requiring a clawback (or required to be covered in a clawback policy) under any Applicable Law, or (ii) any circumstances set forth in a clawback or similar policy that is approved by the Administrator and applies generally to a class of Employees, Consultants, and/or Directors that includes the Grantee, including any such policy that may be approved after the date the Award was granted or exercised. The manner of repaying an amount subject to this clawback provision shall be set forth in the applicable policy or determined by the Administrator in its sole discretion.

11.

Adjustments on Changes in Capitalization or Corporate Transaction.

(a)

Adjustments on Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan, any limits on the maximum number of Shares that may be issued to any Grantee or as a specific type of Award, the number of Shares covered by each outstanding Award, the exercise or purchase price of each such outstanding Award, and any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or, (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which §424(a) of the Code applies or a similar transaction, provided, however, that conversion of any convertible securities of the Company shall be deemed not to have been “effected without receipt of consideration.” The exercise price or purchase price may not be decreased to an amount less than the par value, if any, of the Shares. Such adjustment shall be made by the Administrator, and its determination shall be final, binding, and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)

Effect of Corporate Transaction on Award.   In the event of a Corporate Transaction, all Awards shall be treated in the manner described in the definitive agreement governing the Corporate Transaction (or in the event the Corporation Transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties and without requiring any Grantee’s consent), which agreement or determination need not treat all Awards (or all portions of an Award) in an identical manner, and such definitive agreement or the Administrator may dispose of the Awards without any Grantee’s consent. The treatment specified in the transaction agreement or the Administrator’s treatment may include (without limitation) one or more of the following with respect to each outstanding Award:

(i)

For Options, all Options may be treated (without limitation) in accordance with one or more of the following approaches:

(A)

The continuation of the Option by the Company following the Corporate Transaction.

(B

The assumption of the Option (or portion) by the successor corporation or its Parent in connection with the Corporate Transaction.

(C)

The substitution of the Option (or portion) by the successor corporation or its Parent in connection with the Corporate Transaction, in which case the Option (or portion that has been substituted) will terminate on the consummation of the Corporate Transaction.

(D) The Company shall provide the Grantee with written notice of the Corporate Transaction and an exercise period for the Option of not less than 5 full business days preceding the closing date of the Corporate Transaction, unless (1) a shorter period is required to permit a timely closing of the Corporate Transaction and (2) such shorter period still offers the Grantee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period shall be contingent on the closing of the Corporate Transaction. Any portion of the Option that is unexercised as of the closing of the Corporate Transaction shall be terminated and shall cease to be exercisable, subject to the consummation of the Corporate Transaction.

(E)

The Company or successor, or its Affiliate, may terminate the Option (or portion) and pay the Grantee an amount equal to the excess of (1) the Fair Market Value of the vested Shares subject to the Option (as of the effective date of the Corporate Transaction) over (2) the aggregate exercise price for such Shares, provided, however, that if the exercise price exceeds the Fair Market Value, the Option may be terminated without any payment. The payment shall be made in the same form—that is, cash, securities of the surviving corporation or its Affiliate, or other property with a Fair Market Value equal to the required amount—that is being paid to the Company’s stockholders in the Corporate Transaction, except as otherwise approved by the Administrator. If any portion of the consideration received by the Company’s stockholders in accordance with the Corporate Transaction will be paid on a contingent or delayed basis, the Administrator may, subject to §409A of the Code, either subject the payment to the same timing and conditions that apply to the stockholders’ consideration or determine the Fair Market Value of the Shares as of the time of the Corporate Transaction on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration. Any termination of the Option and any payment for such Option shall be contingent on the consummation of the Corporate Transaction.

(ii)

For Awards subject to a repurchase right (including Restricted Stock Awards and Options with early exercise), the Award may be treated (without limitation) in accordance with one or more of the following approaches: (A) continued by the Company, (B) assumed by the successor corporation or its Parent in connection with the Corporate Transaction, (C) substituted by the successor corporation or its Parent in connection with the Corporate Transaction, or (D) repurchased. In the case of (C) and (D), the vesting of the Award (or portion that has been substituted) shall terminate as of the consummation of the Corporate Transaction (or such other date selected by the Administrator), and the repurchase right may be exercised before the Corporate Transaction, subject to the consummation of the Corporate Transaction.

(iii)

For all other types of Awards, the Award shall terminate as of the consummation of the Corporate Transaction in the manner set forth in the agreement governing the Corporate Transaction or as determined by the Administrator in its sole discretion.

(iv)

An Award shall be considered substituted if, in connection with the Corporate Transaction, the Award is replaced with a comparable Award with respect to shares of capital stock of the successor corporation or its Parent or is replaced with a cash incentive program of the successor corporation or its Parent which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability above shall be made by the Administrator and its determination shall be final, binding, and conclusive.

(v)

In the event of any amendment to an Award in conjunction with an assumption or substitution, the terms of each outstanding Award (including the number of shares subject to and the exercise or purchase price per share of the Award) shall be adjusted in a fair and equitable manner as determined by the Administrator, in its discretion, and its determination shall be final, binding, and conclusive.

(c)

Discretionary Acceleration of Award in Event of Change in Control. The Administrator has discretion to accelerate, in whole or part, the vesting and exercisability of an Option or other Award in connection with a Corporate Transaction or covered by this Section 11 or a Change in Control. An individual Award Agreement may provide acceleration of vesting or exercisability of an Award in the event of any Change in Control, provided, however, that (i) such acceleration shall be conditioned on the definition of a Change in Control in this Plan (or a definition in the Award Agreement, which may be different from the definition in Section 2), which shall control over any different definition in an employment agreement; (ii) such acceleration shall not occur if the Award is either continued by the Company or assumed or substituted by the successor corporation or its Parent in connection with the Change in Control; and (iii) unless the stockholder approval requirements of §280G of the Code and the regulations thereunder are satisfied, such acceleration shall be limited so that no Grantee receives any benefit hereunder that constitutes an “excess parachute payment” under §280G, as determined by the Company’s accountants in their sole discretion, taking into account the aggregate value of all compensation payments or benefits to be paid or provided to the Grantee in connection with such Change in Control under any other plan, agreement, or arrangement with the Company. The requirements of this Section 11 may be superseded or waived in an Award Agreement by the Administrator.

12.

Effective Date and Term of Plan. The Plan shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Section 17, which adoption and approval dates are listed on Exhibit A. It shall continue in effect for a term of 10 years unless sooner terminated by the Board. Subject to Section 17 below and Applicable Laws, Awards may be granted under the Plan at and after the time it becomes effective.

13.

Amendment, Suspension, or Termination of the Plan.

(a)

The Board may at any time amend, suspend, or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)

No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)

Any amendment, suspension, or termination of the Plan (including termination of the Plan under Section 13 above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended, or terminated, unless (i) mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company; (ii) the Administrator determines that the amendment, suspension, or termination is necessary to comply with any Applicable Law or to avoid adverse accounting treatment; or (iii) the Administrator determines that the amendment, suspension, or termination is not reasonably likely to diminish the benefits provided under such Awards or any such diminishment has been or will be reasonably compensated.

14.

Reservation of Shares and Issuance of Shares.

(a)

Reservation. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)

Issuance.

(i)

Delivery of Shares. Subject to the Company’s governing documents and Applicable Law, the Company or its designated agents may deliver Shares acquired pursuant to an Award under this Plan by any of the following means: (i) preparing a certificate representing the Shares, (ii) delivering evidence of the book entry of the Shares, or (iii) depositing the Shares with a broker. If required by the Award Agreement or any attachments, the Shares will be held in escrow.

(ii)

Stockholder Rights. Until such Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares covered by an Award under this Plan. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11(a) of the Plan.

(iii)

No Fractional Shares. Notwithstanding anything to the contrary in this Plan or an Award Agreement, the Company shall not be required to issue fractional Shares acquired pursuant to an Award under this Plan.

15.

No Effect on Terms of Employment or Consulting Relationship. The Plan shall not confer on any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice. If an Employee of a Related Entity receives an Award under the Plan, such Award shall not be interpreted to mean that the Employee has an employment relationship with the Company.

16.

Not an ERISA Plan or Deferred Compensation Plan; §409A Compliance

(a)

The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended. The Plan is not a deferred compensation plan and is not intended to provide for the deferral of compensation under §409A of the Code. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan or deferred compensation plan of the Company or a Related Entity and shall not affect any benefits under any other benefit plan of any kind under which the availability or amount of benefits is related to level of compensation.

(b)

The Awards granted under this Plan are intended to be exempt from §409A of the Code, and if any Awards are not exempt, they are intended to comply with §409A, so that the Award will not be subject to taxation under §409A. This Plan and all Award Agreements shall be interpreted and construed in favor of satisfying any applicable requirements of §409A. Neither a Grantee nor the Company shall take any action to accelerate or delay the payment of any amount or benefits under an Award in any manner which would not be in compliance with §409A.

17.

Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award that is granted or exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

18.

Tax Treatment of Awards. Notwithstanding any other provision of the Plan, although the Administrator shall use its best efforts to avoid the imposition of taxation, penalties, and interest under §409A of the Code and other provisions of the Code, the tax treatment of Awards under the Plan shall not be, and is not, warranted or guaranteed. Although the Company or its agents may provide information regarding tax consequence to Grantees for the convenience of Grantees and their tax advisors, the Company and its advisors cannot give Grantees tax advice, and no Grantee may rely on such information or any other information from the Company or its advisors regarding the tax consequences of Awards. All Grantees are advised to consult with their own tax consultants in connection with the purchase or disposition of Shares in accordance with an Award. Neither the Company, the Administrator, the Board, nor any of their agents or designees shall be held liable for any taxes, penalties, or other monetary amounts owed by a Grantee, beneficiary, or other person as a result of any exercise, purchase, or payment under the Plan or the administration of the Plan. For example, the Administrator will in good faith determine the Fair Market Value of its Common Stock in accordance with the requirements of §409A and grant Options at or above such Fair Market Value on the date of grant so that the Options are exempt from §409A, but there is no guarantee that the Internal Revenue Service will agree with the Administrator’s determination, and if any taxing authority challenges the Fair Market Value determination and finds that an Option is subject to §409A, the Grantee shall not make any claim against the Administrator, the Board, the Company, or any valuation firm engaged by the Company.

19.

Information to Grantee.

(a)

Application of Requirement.  This Section 19 shall apply only during a period that (i) commences when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) under the Exchange Act, as determined by the Company in its sole discretion, and (ii) ends on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Company in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.  In addition, this Section 19 shall in no event apply to a Grantee after he or she has fully exercised all of his or her Options.

(b)

Scope of Requirement.  The Company shall provide to each Grantee the information described in Rule 701(e)(3), (4) and (5) under the Securities Act.  Such information shall be provided at six-month intervals, and the financial statements included in such information shall not be more than 180 days old.  The foregoing notwithstanding, the Company shall not be required to provide such information unless the Grantee has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

20.

Interpretation of Plan.

(a)

Severability. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

(b)

No Constraint on Corporate Action. Nothing in this Plan shall be construed to (i) limit, impair, or otherwise affect the Company’s or a Related Entity’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company or a Related Entity to take any action which such entity deems to be necessary or appropriate.

(c)

Choice of Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice-of-law rule that would cause the application of the laws of any other jurisdiction.

The undersigned Secretary certifies that the foregoing sets forth the RocketFuel Blockchain, Inc. 2018 Stock Incentive Plan as duly adopted by the Board on August 8, 2018.

Dated: August 8, 2018	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz, Secretary

EXHIBIT A

PLAN HISTORY

August 8, 2018: Board adopts Plan with an initial reserve of 2,000,000 Shares.

August 8, 2018: Stockholders approve Plan with an initial reserve of 2,000,000 Shares.